Exhibit 10.2

Execution Version

FORM OF

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated [●], 2026 is made and entered into by and among (a) Miotal SPAC HoldCo, Inc., a Cayman Islands exempted company (“Holdco”), Fifth Era Acquisition Corp I, a Cayman Islands exempted company (“FERA”) and Fifth Era Acquisition Sponsor I LLC, a Delaware limited liability company (the “Sponsor”) and (b) the parties listed on Schedule A hereto (each such party, together with any person or entity who hereafter becomes a party to this Agreement pursuant to Section 5.2 of this Agreement, being referred to herein as a “Holder” and collectively as the “Holders”). Certain capitalized terms used and not otherwise defined herein are defined in Article 1 hereof.

RECITALS

WHEREAS, Holdco, FERA, PENNY Merger Sub, Inc., a Cayman Islands exempted company, and a wholly-owned, direct subsidiary of Holdco (“Merger Sub”), and SMT Holdings Limited, an Abu Dhabi Global Market Private Company Limited by Shares (the “Company”), have entered into a Business Combination Agreement, dated as of April 7, 2026 (as subsequently amended, the “Business Combination Agreement”), pursuant to which, among other things, (A) Merger Sub will merge with and into FERA, with FERA continuing as the surviving entity, as a result of which, among other things, (i) FERA shall become a wholly-owned direct subsidiary of Holdco (the “Merger”), (ii) and each Class A ordinary share of FERA, par value $0.0001 per share (a “FERA Class A Ordinary Share”), and each Class B ordinary share of FERA, par value $0.0001 per share (a “FERA Class B Ordinary Share”), issued and outstanding immediately prior to the Merger Effective Time (as defined in the Business Combination Agreement) will be automatically converted into the right to receive one ordinary share of Holdco, par value $0.0001 per share (an “Ordinary Share”), and (B), each Holder shall execute and deliver a Share Exchange Agreement, as a result of which, among other things, promptly after the Merger Effective Time (i) each issued and outstanding Company Share shall be exchanged for an aggregate number of Ordinary Shares equal to $10,000,000,000 and (ii) the Company shall become a wholly-owned direct subsidiary of Holdco, all upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with the applicable provisions of the Cayman Act;

WHEREAS, each of Holdco, the Company, Merger Sub, the Sponsor, and certain of the Company shareholders (as set forth on Schedule C of the Business Combination Agreement) have entered into Lock-Up Agreements, dated April 7, 2026 (each a “Lock-up Agreement”), pursuant to which, among other things, each of Holdco, the Company, Merger Sub, the Sponsor and certain of the Company shareholders agreed not to transfer any equity securities of Holdco held by any of them during the lock-up period(s) described therein, on the terms and subject to the conditions set forth therein;

WHEREAS, Holdco and the Holders desire to enter into this Agreement, pursuant to which Holdco shall grant the Holders certain registration rights with respect to certain securities of Holdco, as set forth in this Agreement.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows.

ARTICLE 1
DEFINITIONS

1.1 Definitions. The terms defined in this Article 1 shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Affiliate” means with respect to any Person, any other Person who directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto.

“Agreement” has the meaning given in the Preamble.

“Block Trade” shall mean an offering and/or sale of Registrable Securities by any Holder on a block trade or underwritten basis (whether firm commitment or otherwise) without substantial marketing efforts prior to pricing, including, without limitation, a same day trade, overnight trade or similar transaction and without a lock-up agreement of more than forty-five (45) days to which the Company is a party (including, for the avoidance of doubt, any lock-up or clear market covenant contained in the underwriting agreement for such transaction).

“Board” means the Board of Directors of Holdco.

“Business Combination Agreement” has the meaning given in the Recitals hereto.

“Closing Date” means the date of the consummation of the Merger pursuant to and as contemplated by the Business Combination Agreement.

“Commission” means the Securities and Exchange Commission.

“Commission Guidance” has the meaning given in subsection 2.1.4.

“Company” has the meaning given in the Preamble.

“Demanding Holder” has the meaning given in subsection 2.1.5.

“Exchange Act” means the Securities Exchange Act of 1934, as it may be amended from time to time.

“FERA” has the meaning given in the Preamble.

“FERA Class A Ordinary Share” has the meaning given in the Recitals hereto.

“FERA Class B Ordinary Share” has the meaning given in the Recitals hereto.

“Filing Deadline” means the date that is 135 days following the Closing Date

“Form F-1” means Form F-1 under the Securities Act, or any similar long-form registration statement that may be available at a given time.

“Form F-3” means Form F-3 under the Securities Act, or any similar short-form registration statement that may be available at a given time.

“Holders” has the meaning given in the Preamble.

“Initial Registration Statement” means a Registration Statement (as defined below), filed on Form F-1 (or a Form F-3, if Holdco is eligible to file on a Form F-3), covering the resale by the Holders of all Registrable Securities on a delayed or continuous basis under Rule 415 under the Securities Act at then prevailing market prices (and not fixed prices), including any Shelf Registration Statement (as defined below) filed to replace or update, in full or in part, any Initial Registration Statement.

“Lock-up Agreement” has the meaning given in the Recitals hereto.

“Maximum Number of Securities” has the meaning given in subsection 2.1.7.

“Merger” has the meaning given in the Recitals hereto.

“Merger Sub” has the meaning given in the Recitals hereto.

“Misstatement” means an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus or necessary to make the statements in a Registration Statement or Prospectus (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading.

“New Registration Statement” has the meaning given in subsection 2.1.4.

“Ordinary Share(s)” has the meaning given in the Recitals hereto.

“Piggyback Registration” has the meaning given in subsection 2.2.1.

“Prospectus” means the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Security” means:

(a) the Ordinary Shares set forth on Schedule A,

(b) any warrants, shares of capital stock or other securities of Holdco issued as a dividend or other distribution with respect to or in exchange for or in replacement of such Ordinary Shares,

(c) any Ordinary Shares acquired directly from Holdco by any Holder after the date of this Agreement, and

(d) any other equity security of Holdco issued or issuable with respect to any such Ordinary Share by way of a share capitalization or share subdivision or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization;

provided, that, as to any particular Registrable Securities, such securities shall cease to be Registrable Securities when:

(A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement;

(B) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by Holdco and subsequent public distribution of such securities shall not require registration under the Securities Act;

(C) such securities shall have ceased to be outstanding;

(D) such securities may be sold without registration pursuant to Rule 144 (or any successor rule promulgated thereafter by the Commission) or any other rule promulgated under the Securities Act, without being subject to the volume, manner of sale or other restrictions therein; or

(E) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration” means a registration effected by preparing and filing a Registration Statement (as defined below) or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such Registration Statement becoming effective.

“Registration Expenses” means the out-of-pocket expenses of a Registration, including, without limitation, the following:

(a) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the Ordinary Shares are then listed;

(b) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters (as defined below) in connection with blue sky qualifications of Registrable Securities);

(c) printing, messenger, telephone and delivery expenses;

(d) reasonable fees and disbursements of counsel for Holdco;

(e) reasonable fees and disbursements of all independent registered public accountants of Holdco incurred specifically in connection with such Registration; and

(f) reasonable fees and expenses of one legal counsel selected by the Holders of a majority-in-interest of the Registrable Securities to be registered for offer and sale in the applicable Registration or Underwritten Offering.

“Registration Statement” means any registration statement that covers the offer or sale of Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Shelf Holders” has the meaning given in subsection 2.1.5.

“Shelf Registration Statement” means a Registration Statement covering the sale of Registrable Securities on a delayed or continuous basis under Rule 415 under the Securities Act.

“Shelf Takedown” means an Underwritten Offering (as defined below) of Registrable Securities that are registered on a Shelf Registration Statement.

“Shelf Takedown Request” has the meaning given in subsection 2.1.5.

“Sponsor” has the meaning given in the Preamble hereto.

“Suspension Period” means any period during which the Board determines that:

(a) it would be necessary in a Registration Statement or Prospectus for an offer or sale of Registrable Securities to disclose material non-public information about Holdco in order to for the Registration Statement or Prospectus to not contain a Misstatement, and

(b) that the disclosure of such material non-public information would be materially detrimental to the business of Holdco;

provided, that (i) the Board shall not make such a determination more than twice in any one-year period and (ii) the length of any single Suspension Period may not exceed 30 days.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Offering” means a Registration in which securities of Holdco are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

“Withdrawal Notice” has the meaning given in subsection 2.1.8.

ARTICLE 2
REGISTRATIONS

2.1 Mandatory Shelf Registration.

2.1.1 Filing. Holdco shall prepare and, as soon as practicable, but in no event later than the Filing Deadline, file with the Commission the Initial Registration Statement and shall use its commercially reasonable efforts to have the Initial Registration Statement declared effective by the Commission as soon as reasonably practicable following the filing thereof with the Commission.

2.1.2 Maintain Effectiveness. Holdco shall maintain the Initial Registration Statement in accordance with the terms hereof and shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements as may be necessary to keep the Initial Registration Statement continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities; provided, that during any Suspension Period, Holdco may delay the filing of such amendments until five (5) business days after the conclusion of the Suspension Period. In the event Holdco files the Initial Registration Statement on Form F-1, Holdco shall use its commercially reasonable efforts to convert the Initial Registration Statement (and any subsequent Shelf Registration Statement) to a Form F-3 as soon as practicable after Holdco is eligible to use Form F-3. In the event that the Initial Registration Statement is no longer available for the registration of securities, Holdco shall, as soon as practicable, file and cause to become effective a new Shelf Registration Statement to replace the Initial Registration Statement.

2.1.3 Additional Registerable Securities. In the event that any Holder that is an Affiliate of Holdco holds Registrable Securities that are not registered for resale on a delayed or continuous basis, Holdco, upon request of such Holder, shall promptly use its commercially reasonable efforts to cause the resale of such Registrable Securities to be covered by either, at Holdco’s option, the Initial Registration Statement (including by means of a post-effective amendment) or a new Shelf Registration Statement and cause the same to become effective as soon as practicable after such filing, with such Registration subject to the terms hereof; provided, that Holdco shall not be required to cause such Registrable Securities to be so covered within 180 days of fulfilling a previous request under this subsection 2.1.3.

2.1.4 Commission Cutback. In the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (A) inform each of the Holders and use its commercially reasonable efforts to file amendments to the Shelf Registration Statement as required by the Commission and/or (B) withdraw the Shelf Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form F-1 or Form F-3 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff, including, without limitation, relevant Corporate Finance Interpretations (the “Commission Guidance”). Notwithstanding any other provision of this Agreement, if any Commission Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced pro rata, based on the number of Registrable Securities held by each Holder, subject to a determination by the Commission that certain Holders must be reduced first based on the number of Registrable Securities held by such Holders. In the event the Company amends the Shelf Registration Statement or files a New Registration Statement, as the case may be, under clauses (A) or (B) above, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or Commission Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form F-1 or Form F-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Shelf Registration Statement, as amended, or the New Registration Statement.

2.1.5 Shelf Takedowns. Subject to the provisions of Section 2.3 hereof, at any time and from time to time on or after the filing and effectiveness of the Initial Registration Statement or any other Shelf Registration Statement, any one or more Holders (any of the Holders being, in such case, a “Demanding Holder”) or the Sponsor may make a written demand (a “Shelf Takedown Request”) for a Shelf Takedown in respect of all or part of its Registrable Securities included in that Shelf Registration Statement. Holdco shall, within five (5) business days of its receipt of the Shelf Takedown Request, notify, in writing, of such demand all other Holders that have Registrable Securities included in the relevant Shelf Registration Statement (the “Shelf Holders”), and each Shelf Holder that wishes to include all or a portion of its Registrable Securities in the Shelf Takedown shall so notify Holdco, in writing, within five (5) business days after it receives the notice from Holdco. As soon as practicable thereafter, Holdco shall facilitate an Underwritten Offering of all Registrable Securities that the Shelf Holders timely request to include in the Shelf Takedown, subject to reduction pursuant to subsection 2.1.7.

2.1.6 Underwritten Offering. The right of any Holder to include its Registrable Securities in a Shelf Takedown shall be conditioned upon such Holder’s participation in the Underwritten Offering, including entering into an underwriting agreement and ancillary documents, including but not limited to a lock-up agreement, if applicable, in customary form with the Underwriter(s) selected for such Underwritten Offering by a majority-in-interest of the Shelf Holders.

2.1.7 Reduction of Shelf Takedown. If the managing Underwriter(s) in a Shelf Takedown advises Holdco and the Shelf Holders participating in the Shelf Takedown, in good faith, that the dollar amount or number of Registrable Securities that the requesting Holders desire to sell, taken together with all other Ordinary Shares or other equity securities that Holdco desires to sell and that any other shareholders desire to sell pursuant to separate written contractual piggy-back registration rights, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Shelf Takedown without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then Holdco shall include in the Shelf Takedown the Maximum Number of Securities in the following order of priority:

(a) first, the Registrable Securities of the Shelf Holders participating in the Shelf Takedown (pro rata based on the respective number of Registrable Securities then held by each such Holder);

(b) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (a), the Ordinary Shares or other equity securities that Holdco desires to sell; and

(c) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (a) and (b), the Ordinary Shares or other equity securities of other persons or entities that Holdco is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Securities.

2.1.8 Demand Registration Withdrawal. A majority-in-interest of the Holders participating in a Shelf Takedown shall have the right to withdraw from a Shelf Takedown for any reason or no reason whatsoever upon written notification (a “Withdrawal Notice”) to Holdco and the Underwriter(s) of their intention to withdraw from such Shelf Takedown prior to the confirmation of sales to investors. Notwithstanding anything to the contrary in this Agreement, Holdco shall be responsible for the Registration Expenses incurred in connection with a Shelf Takedown prior to a withdrawal under this subsection 2.1.8.

2.1.9 Limits on Shelf Takedowns. Notwithstanding anything to the contrary in this Section 2.1, Holdco shall not be obligated to complete more than two (2) Shelf Takedowns per year pursuant to this Agreement; provided, that for the avoidance of doubt, sales of Ordinary Shares under a Shelf Registration Statement that are not conducted pursuant to an Underwritten Offering shall not count against the limit on Shelf Takedowns.

2.2 Piggyback Registration.

2.2.1 Piggyback Rights. If, at any time on or after the date hereof, Holdco proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of shareholders of Holdco (or both), other than a Registration Statement:

(a) filed in connection with any employee share option or other benefit plan,

(b) filed on Form F-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto),

(c) for an exchange offer or offering of securities solely to Holdco’s existing shareholders,

(d) for an offering of debt that is convertible into equity securities of Holdco,

(e) for a dividend reinvestment plan,

(f) for a Block Trade or an at-the-market offering, or

(g) for a rights offering

(such Registration a “Piggyback Registration”), then Holdco shall give written notice of that proposed filing to all of the Holders of Registrable Securities as soon as practicable but not less than ten (10) calendar days before the anticipated filing date of the Registration Statement, which notice shall:

(i) describe the amount and type of securities to be included in the offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter(s), if any, in such offering, and

(ii) offer to each of the Holders of Registrable Securities the opportunity to include the sale of its Registrable Securities in that Registration Statement by providing notice in writing specifying the number of Registrable Securities such Holder wishes to include no later than five (5) business days after receipt of Holdco’s notice.

Holdco shall, in good faith, cause each requesting Holder’s Registrable Securities to be included in the Piggyback Registration and shall use its best efforts to cause the managing Underwriter(s) of a proposed Underwritten Offering to include each requesting Holder’s Registrable Securities in a Piggyback Registration and permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution on the same terms and conditions as any similar securities of Holdco. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.2.1 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by Holdco.

2.2.2 Reduction of Piggyback Registration. If the managing Underwriter(s) in a Piggyback Registration advises Holdco and the Holders of Registrable Securities participating in the Piggyback Registration, in good faith, that the dollar amount or number of the Ordinary Shares that Holdco desires to sell, taken together with (x) the Ordinary Shares, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders hereunder, and (y) the Registrable Securities as to which Registration has been requested pursuant to subsection 2.2.1 hereof, and (z) the Ordinary Shares, if any, as to which other shareholders of Holdco have requested Registration, exceeds the Maximum Number of Securities, then Holdco shall include in the Underwritten Offering the Maximum Number of Securities in the following order of priority:

(a) if the Registration is undertaken for Holdco’s account,

(i) first, the Ordinary Shares or other equity securities that Holdco desires to sell,

(ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 hereof, pro rata, based on the respective number of Registrable Securities then held by each such Holder; and

(iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Ordinary Shares, if any, as to which other shareholders of Holdco have requested Registration;

(b) if the Registration is pursuant to a demand by persons or entities, other than the Holders of Registrable Securities, pursuant to separate written contractual arrangements with such persons or entities,

(i) first, the Ordinary Shares or other equity securities of such demanding persons or entities;

(ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1, pro rata, based on the respective number of Registrable Securities then held by each such Holder;

(iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Ordinary Shares or other equity securities, if any, that Holdco desires to sell; and

(iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Ordinary Shares, if any, as to which other shareholders of Holdco have requested Registration.

(c) If the Registration is pursuant to a request by Holder(s) of Registrable Securities pursuant to subsection 2.1.5, then the Company shall include in any such Registration securities pursuant to subsection 2.1.7.

2.2.3 Piggyback Registration Withdrawal. Any Holder of Registrable Securities shall have the right to withdraw from a Piggyback Registration for any reason or no reason whatsoever upon written notification to Holdco and the Underwriter(s), if any, of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration. Except with respect to the Initial Registration Statement, Holdco (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, Holdco shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this subsection 2.2.3.

2.2.4 Unlimited Piggyback Registration Rights. For purposes of clarity, there is no limit on the number of Registrations that may be effected under Section 2.2 hereof, and no Registration effected pursuant to Section 2.2 hereof shall be counted as a Shelf Takedown effected under Section 2.1 hereof.

2.3 Restrictions on Registration Rights. Notwithstanding anything in this Agreement to the contrary, Holdco shall not be obligated to effect a Shelf Takedown:

(a) within 90 days following the conclusion of the distribution in a prior Shelf Takedown or Piggyback Registration (provided, that Holdco provided the notice and otherwise complied with the requirements of subsection 2.2.1 in respect of such Piggyback Registration);

(b) within 30 days prior to a planned Registration for Holdco’s account or for the account of shareholders other than Holders pursuant to contractual arrangements with such other shareholders;

(c) during any Suspension Period; or

(d) if the Holders have requested an Underwritten Offering and Holdco and the Holders are unable to obtain the commitment of underwriters to firmly underwrite the offer;

provided, that in each case Holdco provides the Sponsor with a written notice specifying the reasons therefore and the anticipated date by which it can proceed with a Shelf Takedown.

2.4 Block Trades.

2.4.1 Block Trades. Notwithstanding the foregoing, at any time and from time to time when an effective Shelf is on file with the Commission, if a Demanding Holder wishes to engage in a Block Trade with a total offering price reasonably expected to exceed, in the aggregate, $10 million, then such Demanding Holder only needs to notify the Company of the Block Trade at least five (5) business days prior to the day such offering is to commence and the Company shall as expeditiously as possible use its commercially reasonable efforts to facilitate such Block Trade; provided that the Demanding Holders representing a majority of the Registrable Securities wishing to engage in the Block Trade shall use commercially reasonable efforts to work with the Company and any Underwriters prior to making such request in order to facilitate preparation of the Registration Statement, Prospectus and other offering documentation related to the Block Trade.

2.4.2 Withdrawal. Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used in connection with a Block Trade, any Demanding Holders initiating such Block Trade shall have the right to submit a Withdrawal Notice to the Company and the underwriter or underwriters or placement agents or sales agents (if any) of their intention to withdraw from such Block Trade. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Block Trade prior to its withdrawal under this Section 2.4.

2.4.3 No Piggyback Registration. Notwithstanding anything to the contrary in this Agreement, Section 2.2 shall not apply to a Block Trade initiated by a Demanding Holder pursuant to this Agreement.

2.4.4 Selection of Underwriter. The Demanding Holder in a Block Trade shall have the right to select the underwriter or underwriters for such Block Trade (which shall consist of one or more reputable nationally recognized investment banks).

2.4.5 Cap on Block Trades. For the avoidance of doubt, any Block Trade effected pursuant to this Section 2.4 shall not be counted as a demand for a Shelf Takedown pursuant to Section 2.1.9 hereof.

ARTICLE 3
COMPANY PROCEDURES

3.1 General Procedures. If at any time on or after the date hereof Holdco is required to effect the Registration of Registrable Securities or a Shelf Takedown in respect of Registrable Securities, Holdco shall use its best efforts to effect such Registration or Shelf Takedown to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto Holdco shall, as expeditiously as possible:

3.1.1 prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold;

3.1.2 prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by the majority-in-interest of the Holders with Registrable Securities registered on such Registration Statement or any Underwriter(s) of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by Holdco or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

3.1.3 prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriter(s), if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may request in order to facilitate the disposition of the Registrable Securities owned by such Holders;

3.1.4 prior to any public offering of Registrable Securities, use its best efforts to (a) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (b) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of Holdco and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, that Holdco shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5 cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by Holdco are then listed;

3.1.6 provide a transfer agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of the Registration Statement;

3.1.7 advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of the relevant Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.8 at least five (5) calendar days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus, furnish a copy thereof to each seller of such Registrable Securities or its counsel;

3.1.9 notify the Holders, at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.5 hereof;

3.1.10 permit a representative of each of the Holders, the Underwriter(s), if any, and any attorney or accountant retained by such Holders or Underwriter(s) to participate, at each such person’s own expense, in the preparation of the Registration Statement and Prospectus, and cause Holdco’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with the Registration or Shelf Takedown; provided, that such representatives or Underwriter(s) enter into a confidentiality agreement, in form and substance reasonably satisfactory to Holdco, prior to the release or disclosure of any such information;

3.1.11 in the event of an Underwritten Offering:

(a) obtain a “cold comfort” letter from Holdco’s independent registered public accountants in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter(s) may reasonably request;

(b) on the date the Registrable Securities are delivered for sale, obtain an opinion, dated such date, of counsel representing Holdco for the purposes of such Registration, addressed to the Underwriters (or the placement agent or sales agent, if any) covering such legal matters with respect to the Underwritten Offering as the Underwriters (or the placement agent or sales agent, if any) may reasonably request and as are customarily included in such opinions and negative assurance letters; and

(c) enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter(s) of the Underwritten Offering;

3.1.12 make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning with the first day of Holdco’s first full calendar quarter after the effective date of the Registration Statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission); provided, that Holdco will be deemed to have satisfied such requirement to the extent such information is filed on the Commission’s EDGAR or any successor system; and

3.1.13 otherwise, in good faith, cooperate reasonably with and take such customary actions as may reasonably be requested by the Holders in connection with such Registration or Shelf Takedown.

3.2 Registration Expenses. The Registration Expenses of all Registrations and Shelf Takedowns shall be borne by Holdco. It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Holders.

3.3 Holder Information. Each Holder shall, as a condition to the inclusion of its Registrable Securities in any Registration (including the Initial Registration Statement) or Underwritten Offering (including any Shelf Takedown), promptly provide all information reasonably requested by Holdco or the managing Underwriter(s), if any, in connection with the preparation of any Registration Statement or Prospectus, including amendments and supplements thereto, in order to effect the Registration or Underwritten Offering pursuant to Article 2 and in connection with Holdco’s obligation to comply with federal and applicable state securities laws; provided, that in each case, such information shall be provided to Holdco no later than five (5) business days prior to the date of filing of such Registration Statement or Prospectus.

3.4 Requirements for Participation in Underwritten Offerings. No Holder may participate in any Underwritten Offering hereunder unless such person (a) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by Holdco and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

3.5 Suspension of Sales; Adverse Disclosure. Upon receipt of written notice from Holdco that a Registration Statement or Prospectus contains a Misstatement or of the beginning of a Suspension Period, each of the Holders shall forthwith discontinue disposition of Registrable Securities until he, she or it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that Holdco hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until he, she or it is advised in writing by Holdco that the use of the Prospectus may be resumed or that the Suspension Period has ended. Holdco shall promptly notify the Holders of the expiration of any period during which it exercised its rights under this Section 3.5.

3.6 Reporting Obligations. As long as any Holder shall own Registrable Securities, Holdco, at all times while it shall be a reporting company under the Exchange Act, covenants to file all reports required to be filed by Holdco after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act. Holdco further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Ordinary Shares held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission), including providing any legal opinions. Upon the reasonable request of any Holder, Holdco shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

ARTICLE 4
INDEMNIFICATION AND CONTRIBUTION

4.1 Indemnification.

4.1.1 Holdco agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers and directors and agents and each person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to Holdco by such Holder expressly for use therein. In an Underwritten Offering, Holdco shall indemnify the Underwriter(s), their officers and directors and each person who controls such Underwriter(s) (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.

4.1.2 In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to Holdco in writing such information and affidavits as Holdco reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify Holdco, its directors and officers and agents and each person who controls Holdco (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder expressly for use therein; provided, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holders of Registrable Securities shall indemnify the Underwriter(s), their officers, directors and each person who controls such Underwriter(s) (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of Holdco.

4.1.3 Any person entitled to indemnification herein shall (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party, and (b) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.1.4 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. Holdco and each Holder of Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event Holdco’s or such Holder’s indemnification is unavailable for any reason.

4.1.5 If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, that the liability of any Holder under this subsection 4.1.5 shall be limited to the amount of the gross proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 4.1.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 4.1.5 from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE 5
MISCELLANEOUS

5.1 Notices. Any notice or communication under this Agreement must be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery, (iii) hand delivery or (iv) electronic mail. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received (a) in the case of mailed notices, on the third business day following the date on which it is mailed, (b) in the case of notices delivered by courier service or hand delivery, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation and (c) in the case of delivery by email, upon sending of such email without subsequent notice of misdelivery or rejection. Any notice or communication under this Agreement must be addressed, if to Holdco, to: SMT Holdings Limited, Cloud Desk D08, 11th Floor, Al Sarab Tower, Abu Dhabi Global Market Square, Al Maryah Island, Abu Dhabi, UAE, Attention: Diarmuid Clohessy (Email: d.clohessy@miotal.com) with a copy to: Morrison & Foerster LLP, 425 Market Street, San Francisco, CA 94105, Attention: Brandon C. Parris and Omar E. Pringle (Email: BParris@mofo.com and OPringle@mofo.com) and, if to any Holder, at such Holder’s mailing or electronic mail address as set forth in Schedule A hereto. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto as provided in this Section 5.1.

5.2 Assignment; No Third Party Beneficiaries.

5.2.1 This Agreement and the rights, duties and obligations of Holdco hereunder may not be assigned or delegated by Holdco in whole or in part without the consent of at least a majority-in-interest of the Holders of the Registrable Securities at the time in question; provided, that such consent shall not be unreasonably withheld.

5.2.2 This Agreement and the rights, duties and obligations of the Holders hereunder may not be assigned or delegated by any such Holder except in conjunction with and to the extent of any transfer of Registrable Securities by any such Holder; provided, that such transferee shall only be admitted as a party hereunder and assume such Holder’s rights and obligations under this Agreement upon its, his or her execution and delivery of a joinder agreement, in form and substance reasonably acceptable to Holdco agreeing to be bound by the terms and conditions of this Agreement as if such person were a Holder party hereto, whereupon such person will be treated for all purposes of this Agreement, with the same rights, benefits and obligations hereunder as such Holder with respect to the transferred Registrable Securities.

5.2.3 This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders.

5.2.4 This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement.

5.3 Counterparts. This Agreement may be executed in multiple counterparts (including PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.

5.4 Governing Law; Jurisdiction. The terms of Sections 9.05 and 9.06 of the Business Combination Agreement shall apply to this Agreement and are incorporated by reference herein mutatis mutandis.

5.5 Waiver of Jury Trial. The terms of Section 9.07 of the Business Combination Agreement shall apply to this Agreement and are incorporated by reference herein mutatis mutandis.

5.6 Lock-up Agreement Restrictions. Any of the rights provided for herein are subject to any Lock-up Agreements or similar restrictions entered into by the Holder(s).

5.7 Amendments and Modifications. Upon the written consent of Holdco and the Holders of at least a majority-in-interest of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, that any amendment hereto or waiver hereof that adversely affects a Holder, solely in his, her or its capacity as a Holder of the shares of Holdco, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected. No course of dealing between any Holder or Holdco and any other party hereto or any failure or delay on the part of a Holder or Holdco in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or Holdco. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

5.8 Other Registration Rights. Holdco represents and warrants that no person, other than a Holder of Registrable Securities, has any right to require Holdco to register any securities of Holdco for sale or to include such securities of Holdco in any Registration filed by Holdco for the sale of securities for its own account or for the account of any other person. Further, Holdco represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions and, in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

5.9 Term. This Agreement shall terminate upon the earlier of (a) the tenth anniversary of the date of this Agreement, (b) with respect to any Holder, such time that the Holder may sell all of the Holder’s Registrable Securities under Rule 144 promulgated by the Commission under the Securities Act, or another similar exemption under the Securities Act without limitation (including volume limitations) during a three-month period and all restrictive legends have been removed from all of the Ordinary Shares owned by such Holder, or (c) the date as of which no Registrable Securities remain outstanding. The provisions of Section 3.6 and Article 4 shall survive any termination.

5.10 Entire Agreement. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written.

[Signature pages follow]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

FERA:

FIFTH ERA ACQUISITION CORP I

By:
	Name:	Mitchell Mechigian
	Title:	Chief Executive Officer

HOLDCO:

MIOTAL SPAC HOLDCO, INC.

By:
	Name:	Diarmuid Clohessy
	Title:	Director

SPONSOR

FIFTH ERA ACQUISITION SPONSOR I LLC

By:
	Name:	Mitchell Mechigian
	Title:	Chief Executive Officer

[Signature Page to Registration Rights Agreement]

HOLDER
(if an individual)

By:
Name:

HOLDER
(if an entity)

Entity Name:

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]